UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): February 15, 2013

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	1-13219 (Commission File Number)	65-0039856 (I.R.S. Employer Identification Number)

2002 Summit Boulevard, Sixth Floor

Atlanta, Georgia 30319

(Address of principal executive office)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on Page 5

Explanatory Note

On February 15, 2013, Ocwen Loan Servicing, LLC (OLS), a wholly owned subsidiary of Ocwen Financial Corporation (Ocwen) completed the acquisition of certain purchased assets (the ResCap Acquisition), pursuant to an asset purchase agreement with Residential Capital, LLC, Residential Funding Company, LLC, GMAC Mortgage, LLC, Executive Trustee Services, LLC, ETS of Washington, Inc., EPRE LLC and certain additional entities (collectively, the Sellers) in connection with the Sellers’ asset sale pursuant to a plan under Chapter 11 of Title 11 of the United States Code. Each of the Sellers is an indirect subsidiary of Ally Financial Inc. The purchased assets, together with the employees whose primary responsibilities relate to providing primary servicing, back-up servicing and related activities, providing fee-based subservicing, providing master servicing and providing foreclosure trustee services and recovery services, represent a component of Residential Capital, LLC. (ResCap Servicing Operations). Information relating to the ResCap Aquisition was previously included in Ocwen’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the SEC) on November 8, 2012. The completion of the ResCap acquisition was previously reported in Ocwen’s Current Report on Form 8-K, filed with the SEC on February 19, 2013 (the Initial 8-K).

This Amendment No. 1 on Form 8-K/A is being filed to amend the Initial 8-K to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition of ResCap Servicing Operations and to provide the consent of the independent accountants. Pursuant to the instructions to Item 9.01 of Form 8-K, Ocwen Financial Corporation hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial statements and pro forma financial information and to provide the consent of the independent accountants.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to the valuation of assets and estimates utilized in development of the unaudited pro forma combined financial statements.

Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

•	general economic and market conditions;
•	prevailing interest rates;
•	governmental regulations and policies, including scrutiny regarding foreclosure processing;
•	uncertainty related to the actions of loan owners, including mortgage-backed securities investors, regarding loan putbacks and other servicing practices; and
•	uncertainty related to the processes for judicial and non-judicial foreclosure proceedings, including potential additional costs or delays in the future or claims pertaining to past practices.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2012, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. Ocwen Financial Corporation undertakes no obligation to update or revise forward-looking statements.

Item 2.01 Completion of Acquisition of Assets

As previously reported, on February 15, 2013, OLS acquired ResCap Servicing Operations, a component of Residential Capital, LLC.

In connection with the ResCap Acquisition, OLS purchased MSRs to “private label”, Freddie Mac and Ginnie Mae loans with a UPB of approximately $107.3 billion and master servicing agreements with a UPB of approximately $42.1 billion. The acquisition included $1.6 billion of related servicing advance receivables and related elements of the servicing platform for the MSRs and advances. OLS also assumed the subservicing contracts for $25.9 billion of loans. The aggregate purchase price, net of assumed liabilities, was approximately $2.1 billion, subject to post-closing adjustments. In addition, until certain consents and court approvals are obtained, OLS will subservice MSRs to approximately $9 billion of private label loans previously serviced by the sellers. When such consents and approvals are obtained, OLS will purchase those MSRs as well.

To finance the ResCap acquisition, OLS deployed approximately $840 million of net additional capital from the proceeds of a new $1.3 billion senior secured term loan facility and borrowed $1.25 billion pursuant to three servicing advance facilities.

Item 9.01 Financial Statements and Exhibits

a)	Financial Statements of Businesses Acquired.

(i)	Audited combined balance sheets of ResCap Servicing Operations at December 31, 2012 and December 31, 2011 and the combined statements of comprehensive income, statements of changes in equity and statements of cash flows for each of the three years in the period ended December 31, 2012 are attached as Exhibit 99.1.

b)	Pro Forma Financial Information.

Unaudited pro forma combined balance sheet of Ocwen Financial Corporation as of December 31, 2012 and unaudited pro forma combined statement of operations for the year then ended are attached as Exhibit 99.2.

c)	Not applicable

d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description

23.1	Consent of Independent Auditors.

99.1	Audited combined balance sheets of ResCap Servicing Operations at December 31, 2012 and December 31, 2011 and the combined statements of comprehensive income, statements of changes in equity and statements of cash flows for each of the three years in the period ended December 31, 2012.

99.2	Unaudited pro forma combined balance sheet of Ocwen Financial Corporation as of December 31, 2012 and unaudited pro forma combined statement of operations for the year then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

By:	/s/ John V. Britti
John V. Britti
Executive Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal
financial officer)

Date: May 3, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Auditors.

99.1	Audited combined balance sheets of ResCap Servicing Operations at December 31, 2012 and December 31, 2011 and the combined statements of comprehensive income, statements of changes in equity and statements of cash flows for each of the three years in the period ended December 31, 2012.

99.2	Unaudited pro forma combined balance sheets of Ocwen Financial Corporation as of December 31, 2012 and unaudited pro forma combined statement of operations for the year then ended.